UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23658

Forum Real Estate Income Fund

___________________________________________

(Exact name of registrant as specified in charter)

240 Saint Paul Street, Suite 400
Denver, CO 80206

___________________________________________

(Address of principal executive offices) (Zip code)

Darren Fisk
Forum Capital Advisors, LLC
240 Saint Paul Street, Suite 400
Denver, CO 80206

___________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 501-8860

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders

(a)   The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Forum Real Estate Income Fund

Founders Shares

Class I Shares
Class K Shares

Semi-Annual Report June 30, 2025 (Unaudited)
Investor Information: 1-303-501-8860

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Forum Real Estate Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

FORUM REAL ESTATE INCOME FUND Portfolio Review June 30, 2025 (Unaudited)

The Fund’s performance figures* for the period ended June 30, 2025, compared to its benchmarks:

Fund/Index	Six Months	One Year	Annualized Since Inception
Forum Real Estate Income Fund – Founders Shares(a)	4.90%	10.82%	8.19%
Forum Real Estate Income Fund – Class I Shares(b)	4.86%	10.72%	11.50%
Forum Real Estate Income Fund – Class K Shares	4.40%	N/A	9.22	%(c)
Fund Benchmarks
Bloomberg CMBS BBB Index(d)	4.75%	10.36%	2.14%
Bloomberg U.S. Aggregate Bond Index(e)	4.02%	6.08%	(0.55)%
Bloomberg U.S. Corporate High Yield Index(f)	4.57%	10.28%	4.00%
S&P 500 Index(g)	6.20%	15.16%	11.47%

__________________

* The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded net asset value or “NAV” on June 30, 2025. Performance data current to the most recent month end may be obtained by visiting www.freif.com or by calling 1-303-501-8860.

(a)      The Founders Shares of the Fund commenced operations on April 16, 2021. The performance is based on average annual returns.

(b)      The Class I Shares of the Fund commenced operations on February 22, 2023. The performance is based on average annual returns.

(c)      The Class K Shares of the Fund commenced operations on July 17, 2024. The performance is based on cumulative returns as the share class has been operational less than one year.

(d)      The Bloomberg CMBS BBB Index measures the BBB-rated market of U.S. Agency and U.S. Non-Agency conduit and fusion CMBS deals with a minimum current deal size of $300mn. The index includes both U.S. Aggregate eligible and Non-U.S. Aggregate eligible securities. The benchmark performance is based on the average annual return since commencement of the Founders Shares on April 16, 2021.

FORUM REAL ESTATE INCOME FUND Portfolio Review (Continued) June 30, 2025 (Unaudited)

(e)       The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses. The benchmark performance is based on the average annual return since commencement of the Founders Shares on April 16, 2021.

(f)        The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg EM country definition, are excluded. The benchmark performance is based on the average annual return since commencement of the Founders Shares on April 16, 2021.

(g)       The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. The benchmark performance is based on average annual returns since commencement of the Founders Shares on April 16, 2021.

FORUM REAL ESTATE INCOME FUND Portfolio Review (Continued) June 30, 2025 (Unaudited)

Portfolio Composition* as of June 30, 2025

Top 10 Holdings**	% of Net Assets
GM Palace BTS	4.1%
BX Commercial Mortgage Trust 2024-AIRC	3.7%
The Ivy Mezzanine Loan	3.5%
ARDN Mortgage Trust 2025-ARCP	3.5%
GS Mortgage Securities Corp. Trust 2025-800D	3.5%
COMM Mortgage Trust 2024-WCL1	3.5%
ACRE Multifamily Housing Mortgage Loan Trust 2022-Q018	3.5%
BX Trust 2021-ARIA	3.1%
SWCH Commercial Mortgage Trust 2025-DATA	3.0%
Great Wolf Trust 2024-WOLF - Class D	2.7%
34.2%

____________

*         Composition of holdings are subject to change.

**        Excludes money market position.

FORUM REAL ESTATE INCOME FUND Schedule of Investments As of June 30, 2025 (Unaudited)
Units/ Shares		Reference Rate & Spread	Coupon Rate (%)	Maturity	Fair Value
	PRIVATE INVESTMENTS – EQUITY — 17.9%
	REAL ESTATE COMMON EQUITY — 0.3%
40	CRIMSON DEVCO, LLC(a),(b),(c)	N/A	N/A	N/A	$1,000,000

	REAL ESTATE PREFERRED EQUITY — 17.6%
4,373,293	Avondale Hills(a),(b)	Cash: 7.000%, PIK: 6.000%	13.000	12/11/29	4,438,614
7,553,119	Blackbird Group(a),(b)	Cash: 6.500%, PIK: 6.500%	13.000	02/02/30	7,666,541
4,299,508	Dawson Forest(a),(b)	Cash: 6.500%, PIK: 6.500%	13.000	04/02/29	4,297,993
11,556,588	GM Palace BTS(a),(b)	N/A	16.000	05/31/27	11,605,899
1,052,807	IOTA Multifamily Development(a),(b)	Cash: 7.000%, PIK: 7.000%	14.000	04/01/26	1,045,444
6,669,323	Madison Midtown(a),(b)	PIK: 16.250%	16.250	10/04/27	6,831,795
1,930,325	The Marlowe Preferred Equity(a),(b)	Cash: 5.000%, PIK: 10.000%	15.000	02/09/27	1,928,531
6,389,170	The Villas at Sundance(a),(b)	Cash: 6.500%, PIK: 6.500%	13.000	06/17/29	6,481,610
5,959,642	Zephyr Preferred Equity(a),(b),(d)	Cash: 7.000%, PIK: 1-Month Term SOFR + 5.000%	16.311	06/14/27	5,959,642
					50,256,069
	TOTAL PRIVATE INVESTMENTS – EQUITY (Cost $50,564,996)				51,256,069
Principal Amount ($)
	PRIVATE INVESTMENTS – MEZZANINE LOANS — 10.8%
627,590	Advantis MCA FV, LLC(a),(b),(d),(e),(f)	1-Month Term SOFR + 11.900%; 1-Month Term SOFR floor 1.530%	16.214	07/22/26	627,590
617,154	Advantis MCA Harbor, LLC(a),(b),(d),(e),(f)	1-Month Term SOFR + 11.900%; 1-Month Term SOFR floor 3.480%	16.214	04/18/26	617,154
632,869	Ann Arbor Rambler Student Housing(a),(b),(d)	Cash: 1-Month Term SOFR + 9.390%	13.714	11/21/28	632,869
1,934,813	Lexington So Totowa, LLC(a),(b),(d),(g)	Cash: 1-Month Term SOFR + 11.250%	15.574	09/15/25	1,934,813
5,528,569	Royal Urban Renewal, LLC(a),(b),(h)	Cash: 6.500%, PIK: 5.500%	12.000	12/01/25	5,528,569
2,057,841	Royal Urban Renewal, LLC(a),(b),(h)	Cash: 6.500%, PIK: 5.500%	12.000	12/01/25	2,057,841
10,110,000	The Ivy Mezzanine Loan(a),(b),(d)	1-Month Term SOFR + 8.000%; 1-Month Term SOFR floor 3.750%	12.314	05/08/28	10,110,000
3,319,920	Trent Development-Kerf Apartments Loan(a),(b)	Cash: 6.000%, PIK: 6.000%	12.000	08/23/25	3,316,961

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Schedule of Investments (Continued) As of June 30, 2025 (Unaudited)
Principal Amount ($)		Reference Rate & Spread	Coupon Rate (%)	Maturity	Fair Value
	PRIVATE INVESTMENTS – MEZZANINE LOANS — 14.8% (continued)
1,400,297	UMD Rambler Vertical Mezzanine(a),(b),(d)	1-Month Term SOFR + 8.930%; 1-Month Term SOFR floor 3.250%	13.244	06/12/29	$1,401,745
4,725,829	Williams Village II Land Loan(a),(b),(i)	N/A	11.990	12/01/26	4,725,829
	TOTAL PRIVATE INVESTMENTS – MEZZANINE LOANS (Cost $30,883,160)				30,953,371

	COMMERCIAL MORTGAGE-BACKED SECURITIES (“CMBS”) — 80.5%
	AGENCY CMBS — 5.2%
3,293,687	FREMF 2018-KSW4 Mortgage Trust(d)	SOFR30A + 5.114%	9.426	10/25/28	3,028,216
1,869,595	FREMF 2019-KF70 Mortgage Trust(d),(j)	SOFR30A + 6.114%	10.426	09/25/29	1,766,079
4,483,073	FREMF 2020-KF78 Mortgage Trust(d),(j)	SOFR30A + 7.984%	12.296	03/25/30	4,440,459
2,756,361	FREMF 2020-KF95 Mortgage Trust(d),(j)	SOFR30A + 9.000%	13.312	12/25/30	2,735,060
3,360,679	FREMF 2020-KJ32 Mortgage Trust(d),(j)	N/A	7.000	11/25/33	3,015,980
					14,985,794

	NON-AGENCY CMBS — 75.3%
4,000,000	2023-MIC Trust(d),(j)	N/A	9.863	12/05/38	4,366,023
9,999,999	ACRE Multifamily Housing Mortgage Loan Trust 2022-Q018(d),(j)	SOFR30A + 4.000%	8.303	06/25/27	10,011,498
10,000,000	ARDN Mortgage Trust 2025-ARCP(d),(j)	1-Month Term SOFR + 5.650%	9.950	06/15/35	10,055,260
16,800,000	BAMLL Commercial Mortgage Securities Trust 2016-ISQ – Class XA(d),(j)	N/A	0.879	08/14/34	83,944
8,540,000	BAMLL Commercial Mortgage Securities Trust 2016-ISQ – Class XB(d),(j)	N/A	0.327	08/14/34	15,340
45,481,656	BBCMS Trust 2015-VFM(d),(j)	N/A	0.284	03/12/36	53,113
4,015,817	BX Commercial Mortgage Trust 2021-SOAR(d),(j)	1-Month Term SOFR + 3.864%	8.176	06/15/38	4,008,825
3,603,600	BX Commercial Mortgage Trust 2021-VINO(d),(j)	1-Month Term SOFR + 4.067%	8.379	05/15/38	3,587,059
3,729,988	BX Commercial Mortgage Trust 2021-VOLT – Class F(d),(j)	1-Month Term SOFR + 2.514%	6.826	09/15/36	3,715,542
495,057	BX Commercial Mortgage Trust 2021-VOLT – Class G(d),(j)	1-Month Term SOFR + 2.964%	7.276	09/15/36	488,199
5,366,000	BX Commercial Mortgage Trust 2022-CSMO(d),(j),(k)	1-Month Term SOFR + 2.115%	6.427	06/15/27	5,406,540
10,677,915	BX Commercial Mortgage Trust 2024-AIRC(d),(j)	1-Month Term SOFR + 3.089%	7.401	08/15/39	10,717,946
5,000,000	BX Commercial Mortgage Trust 2024-BRBK(d),(j)	1-Month Term SOFR + 6.969%	11.281	10/15/41	5,001,030
4,427,273	BX Commercial Mortgage Trust 2024-MF(d),(j),(k)	1-Month Term SOFR + 1.442%	5.754	02/15/39	4,439,297
8,800,000	BX Trust 2021-ARIA(d),(j)	1-Month Term SOFR + 3.257%	7.569	10/15/36	8,738,726
7,272,234	BX Trust 2021-BXMF(d),(j)	1-Month Term SOFR + 3.464%	7.776	10/15/26	7,210,158

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Schedule of Investments (Continued) As of June 30, 2025 (Unaudited)
Principal Amount ($)		Reference Rate & Spread	Coupon Rate (%)	Maturity	Fair Value
	NON-AGENCY CMBS — 75.3% (continued)
2,000,000	BX Trust 2022-LBA6(d),(j)	1-Month Term SOFR + 4.200%	8.512	01/15/39	$1,998,608
8,000,000	BXHPP Trust 2021-FILM(d),(j),(k)	1-Month Term SOFR + 0.764%	5.076	08/15/36	7,669,224
7,000,000	Citigroup Commercial Mortgage Trust 2021-PRM2(d),(j)	1-Month Term SOFR + 5.514%	9.826	10/15/36	7,007,973
10,000,000	COMM Mortgage Trust 2024-WCL1(d),(j),(k)	1-Month Term SOFR + 1.841%	6.153	06/15/41	10,013,230
5,250,000	CSMC 2021-BHAR(d),(j)	1-Month Term SOFR + 3.614%	7.926	11/15/38	5,166,719
6,350,000	DROP Mortgage Trust 2021-FILE(d),(j),(k)	1-Month Term SOFR + 1.264%	5.576	10/15/43	6,168,060
6,561,617	Extended Stay America Trust 2021-ESH(d),(j)	1-Month Term SOFR + 3.814%	8.126	07/15/38	6,572,877
7,815,000	Great Wolf Trust 2024-WOLF – Class D(d),(j)	1-Month Term SOFR + 2.890%	7.202	03/15/39	7,856,959
3,000,000	Great Wolf Trust 2024-WOLF – Class E(d),(j)	1-Month Term SOFR + 3.639%	7.951	03/15/39	3,017,685
3,724,000	GS Mortgage Securities Corp. Trust 2021-IP(d),(j)	1-Month Term SOFR + 3.664%	7.976	10/15/36	3,664,613
10,000,000	GS Mortgage Securities Corp. Trust 2025-800D(d),(j),(k)	1-Month Term SOFR + 2.650%	6.962	11/25/41	10,040,203
2,500,000	Hudson’s Bay Simon JV Trust 2015-HBS – Class A10(j)	N/A	4.155	08/05/34	2,488,115
3,000,000	Hudson’s Bay Simon JV Trust 2015-HBS – Class B10(j)	N/A	4.906	08/05/34	2,978,433
1,767,000	Hudson’s Bay Simon JV Trust 2015-HBS – Class B7(j)	N/A	4.666	08/05/34	1,756,753
1,820,000	Hudson’s Bay Simon JV Trust 2015-HBS – Class C10(d),(j)	N/A	5.629	08/05/34	1,788,951
3,000,000	Hudson’s Bay Simon JV Trust 2015-HBS – Class C7(d),(j)	N/A	5.331	08/05/34	2,952,984
100,000	Hudson’s Bay Simon JV Trust 2015-HBS – Class D7(d),(j)	N/A	5.331	08/05/34	92,591
3,000,000	ILPT Commercial Mortgage Trust 2025-LPF2 – Class E(d),(j)	N/A	8.199	07/15/42	3,082,821
5,000,000	ILPT Commercial Mortgage Trust 2025-LPF2 – Class F(d),(j)	N/A	9.017	07/15/42	5,036,062
5,000,000	Life 2022-BMR Mortgage Trust(d),(j)	1-Month Term SOFR + 2.542%	6.854	05/15/39	4,492,090
2,350,000	MKT 2020-525M Mortgage Trust(d),(j)	N/A	3.039	02/12/40	1,615,602
3,000,000	MTN Commercial Mortgage Trust 2022-LPFL – Class B(d),(j),(k)	1-Month Term SOFR + 1.896%	6.216	03/15/39	3,000,456
5,000,000	MTN Commercial Mortgage Trust 2022-LPFL – Class F(d),(j)	1-Month Term SOFR + 5.285%	9.605	03/15/39	5,012,960
2,625,127	OPEN Trust 2023-AIR – Class A(d),(j)	1-Month Term SOFR + 3.089%	7.401	11/15/40	2,631,843
2,400,000	OPEN Trust 2023-AIR – Class E(d),(j)	1-Month Term SOFR + 9.429%	13.741	11/15/40	2,414,858

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Schedule of Investments (Continued) As of June 30, 2025 (Unaudited)
Principal Amount ($)		Reference Rate & Spread	Coupon Rate (%)	Maturity	Fair Value
	NON-AGENCY CMBS — 75.3% (continued)
6,400,000	Prima Capital CRE Securitization 2019-1S, Ltd.(j)	N/A	5.500	10/01/33	$5,135,041
5,000,000	SMRT 2022-MINI – Class F(d),(j)	1-Month Term SOFR + 3.350%	7.662	01/15/39	4,873,905
6,400,000	STWD Trust 2021-FLWR(d),(j)	1-Month Term SOFR + 2.787%	7.099	07/15/36	6,408,243
8,700,000	SWCH Commercial Mortgage Trust 2025-DATA(d),(j)	1-Month Term SOFR + 3.340%	7.652	02/15/42	8,642,328
5,500,000	Worldwide Plaza Trust 2017-WWP – Class A(j)	N/A	3.526	11/10/36	3,909,879
354,000	Worldwide Plaza Trust 2017-WWP – Class F(d),(j)	N/A	3.715	11/10/36	18,589
					215,407,155
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $227,961,124)				230,392,949
Shares		Fair Value
	SHORT-TERM INVESTMENTS — 4.3%
	MONEY MARKET FUNDS — 4.3%
12,298,812	Fidelity Treasury Portfolio – Institutional Class, 4.11%(l)	12,298,812

	TOTAL SHORT-TERM INVESTMENTS (Cost $12,298,812)	12,298,812
	TOTAL INVESTMENTS — 113.5% (Cost $321,708,092)	$324,901,201
	TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS — (13.5)%	(38,760,529)
	TOTAL NET ASSETS — 100.0%	$286,140,672
Principal Amount ($)		Interest Rate (%)	Maturity	Fair Value
	REVERSE REPURCHASE AGREEMENTS — (12.0)%
(6,050,000)	Lucid Management Reverse Repo JAA Trust	5.114	07/17/25	$(6,050,000)
(3,350,000)	Lucid Management Reverse Repo MAA Trust	5.214	07/17/25	(3,350,000)
(7,201,000)	Lucid Management Reverse Repo XAA Trust	5.364	07/17/25	(7,201,000)
(7,457,000)	Royal Bank Canada Reverse Repo DAA Trust	5.150	07/30/25	(7,457,000)
(3,499,000)	Royal Bank Canada Reverse Repo EAA Trust	5.110	07/03/25	(3,499,000)
(2,300,000)	Royal Bank Canada Reverse Repo WAC Trust	5.260	07/02/25	(2,300,000)
(4,302,000)	Royal Bank Canada Reverse Repo YAA Trust	5.260	07/03/25	(4,302,000)
	TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds $(34,159,000))			$(34,159,000)

LLC — Limited Liability Company

PIK — Payment In Kind

SOFR — Secured Overnight Financing Rate

SOFR30A — United States 30 Day Average SOFR Secured Overnight Financing Rate

(a)        Denotes an illiquid and restricted security that either: (a) cannot be offered for public sale without first being registered, and is availing itself of an exemption from registration under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. The total of these illiquid and restricted securities represents 28.73% of Net Assets. The total value of these securities is $82,209,440 (see Note 5).

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Schedule of Investments (Continued) As of June 30, 2025 (Unaudited)

(b)        The value of this security has been determined in good faith under policies adopted by the Fund’s Valuation Designee and approved by the Board of Trustees. Level 3 securities fair valued under such procedures represents 28.73% of Net Assets. The total value of these securities is $82,209,440.

(c)         Non-income producing security.

(d)        Variable or floating rate security, the interest of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The rate shown represents the rate on June 30, 2025.

(e)        Cash portion of interest is included in principal of loans.

(f)        Interest on loans funded from interest reserve.

(g)        Security is in default at June 30, 2025. An additional contractual 5.00% penalty interest rate will be applied until security is no longer in default.

(h)        Security is in default at June 30, 2025. Contractual interest rate of 12.0% will be full PIK until security is paid-off.

(i)        Net of Commercial Loan of ($11,250,572) with a maturity date of 12/01/2026 and interest rate of 1-Month Term SOFR + 3.750% equal to 8.062% as of June 30, 2025. See Note 10 for unfunded commitments.

(j)        Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $227,364,733, which represents 79.46% of total net assets of the Fund.

(k)        All or a portion of this security has been pledged as collateral for securities sold under agreement to repurchase. Total market value of underlying collateral for open reverse repurchase agreements at June 30, 2025 was $40,655,848.

(l)       Rate disclosed is the seven-day effective yield as of June 30, 2025.

Portfolio Composition as of June 30, 2025

Types of Holdings	% of Net Assets
Commercial Mortgage-Backed Securities	80.5%
Private Investments – Equity	17.9%
Private Investments – Mezzanine Loans	10.8%
Short-Term Investments	4.3%
Liabilities in Excess of Other Assets	(13.5)%
100.0%

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Statement of Assets and Liabilities As of June 30, 2025 (Unaudited)
Assets:
Investments in Securities at Market Value (cost $321,708,092)	$324,901,201
Cash	938,032
Cash Deposits Held at Broker	17,000
Receivable for Fund Shares Sold	2,035,326
Dividends and Interest Receivable	1,910,468
Receivable for Investment Securities Sold	7,457,002
Prepaid Expenses and Other Assets	96,505
Total Assets	337,355,534

Liabilities:
Payable for Securities Sold Under Agreements to Repurchase (proceeds $34,159,000)	$34,159,000
Payable for Investment Securities Purchased	16,353,640
Accrued Advisory Fees (Note 3)	270,509
Shareholder Servicing Fees Payable (Note 3)	11,925
Loan Interest Reserve	29,733
Reverse Repurchase Interest Payable	78,907
Accrued Expenses and Other Liabilities	311,147
Distribution and Shareholder Service (12b-1) Fees Payable (Note 3)	1
Total Liabilities	51,214,862
Commitments and Contingencies (Note 10)
Net Assets	$286,140,672

Components of Net Assets:
Paid-in Capital (no par value; unlimited shares authorized)	$283,385,659
Total Distributable Earnings	2,755,013
Net Assets	$286,140,672

Net Asset Value Per Share
Founders Shares:
Net Assets	$135,826,309
Shares of Beneficial Interest Outstanding	13,970,010
Net Asset Value and Redemption Price per Share	$9.72

Class I Shares:
Net Assets	$150,313,275
Shares of Beneficial Interest Outstanding	15,461,181
Net Asset Value and Redemption Price per Share	$9.72

Class K Shares:
Net Assets	$1,088
Shares of Beneficial Interest Outstanding	112
Net Asset Value and Redemption Price per Share	$9.71

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Statement of Operations For the Six Months Ended June 30, 2025 (Unaudited)
Investment Income:
Interest Income	$12,376,186	(1)
Dividend Income	265,295
Total Investment Income	12,641,481

Expenses:
Investment Advisory Fees (Note 3)	1,774,912
Interest Expense from Reverse Repurchase Agreements and Commercial Loan	1,294,325
Legal Fees	228,308
Administration Fees	127,855
Audit and Tax Fees	104,263
Chief Compliance Officer and Principal Financial Officer Fees	70,044
Other Expenses	59,126
Trustees’ Fees	58,090
Shareholder Servicing Fees – Class I (Note 3)	54,557
Transfer Agent Fees	50,885
Registration Fees	50,636
Shareholder Reporting Fees	24,604
Pricing Fees	21,576
Insurance Fees	19,962
Custody Fees	7,491
Distribution and Shareholder Service (12b-1) Fees – Class K (Note 3)	4
Shareholder Servicing Fees – Class K (Note 3)	2
Total Expenses	3,946,640
Advisory Fees Waived (Note 3)	(467,893)
Net Expenses	3,478,747
Net Investment Income	9,162,734

Realized and Unrealized Gain on Investments:
Net Realized Gain from Investments	114,431
Net Change in Unrealized Appreciation on Investments	2,524,533
Net Realized and Unrealized Gain	2,638,964

Net Increase in Net Assets Resulting From Operations	$11,801,698

____________

(1)    Includes paid-in kind interest of $2,659,968.

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Statements of Changes in Net Assets
	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024
Increase (Decrease) in Net Assets from:
Operations:
Net Investment Income	$9,162,734	$13,680,676
Net Realized Gain from Investments	114,431	1,123,076
Net Change in Unrealized Appreciation	2,524,533	2,169,009
Net Increase in Net Assets Resulting From Operations	11,801,698	16,972,761

Distributions to Shareholders:
Distributions:
Founders Shares	(4,903,785)	(10,106,977)
Class I Shares	(4,272,658)	(4,451,682)
Class K Shares	(35)	(49	)(1)
Total Distributions to Shareholders	(9,176,478)	(14,558,708)

Beneficial Interest Transactions:
Proceeds From Shares Issued:
Founders Shares	26,951,376	45,569,100
Class I Shares	72,472,741	64,060,740
Class K Shares	—	1,022	(1)
Distributions Reinvested: Founders Shares	526,332	1,316,001
Class I Shares	1,001,221	771,475
Class K Shares	35	27	(1)
Redemptions:
Founders Shares	(8,376,896)	(10,541,490)
Class I Shares	(2,698,710)	(4,219,778)
Net Increase From Beneficial Interest Transactions	89,876,099	96,957,097

Total Increase In Net Assets	92,501,319	99,371,150

Net Assets:
Beginning of Period	193,639,353	94,268,203
End of Period	$286,140,672	$193,639,353

Share Activity:
Shares Sold:
Founders Shares	2,783,927	4,741,913
Class I Shares	7,495,918	6,647,607
Class K Shares	—	104	(1)
Shares Reinvested:
Founders Shares	54,495	137,156
Class I Shares	103,670	80,233
Class K Shares	3	5	(1)
Shares Redeemed:
Founders Shares	(865,044)	(1,094,956)
Class I Shares	(278,706)	(442,233)

Net Increase in Shares of Beneficial Interest Outstanding	9,294,263	10,069,829

____________

(1)    Reflects operations for the period from July 17, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Statement of Cash Flows For the Six Months Ended June 30, 2025 (Unaudited)
Increase/(Decrease) in Cash:
Cash Flows Provided by (Used in) Operating Activities:
Net Increase in Net Assets Resulting from Operations	$11,801,698
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Provided by (Used in) Operating Activities:
Purchases of Long-Term Portfolio Investments	(104,985,746)
Funding of Private Investments	(41,501,367)
Proceeds from Sales of Long-Term Portfolio Investments	56,453,776
Repayments of Private Investments	13,617,878
Purchases of Short-Term Investments, Net	(5,504,512)
Change in Unrealized Appreciation on Investments	(2,524,533)
Net Realized Gain on Investments	(114,431)
Net Amortization on Investments	(294,204)
Return of Capital Distributions Received	12,191
Payment In Kind Interest	(2,659,968)
Loan Origination Proceeds	147,403
Net Paydown Gains	(6,967)
Increase in Dividends and Interest Receivable	(561,126)
Increase in Prepaid Expenses and Other Assets	(24,259)
Increase in Shareholder Servicing Fees Payable	5,377
Increase in Accrued Advisory Fees	268,273
Decrease in Reverse Repurchase Interest Payable	(42,590)
Decrease in Loan Interest Reserve	(62,244)
Decrease in Accrued Expenses and Other Liabilities	(73,528)
Net Cash Used in Operating Activities	(76,048,879)

Cash Flows Provided by (Used in) Financing Activities:
Payment from Sales of Shares and Change in Receivable for Fund Shares Sold	98,081,565
Payment for Redemption of Shares	(11,075,606)
Dividends Paid to Shareholders, Net of Reinvestments and Change in Distribution Payable	(9,859,976)
Proceeds from Reverse Repurchase Agreements	206,732,000
Repayments of Reverse Repurchase Agreements	(207,932,000)
Net Cash Provided by Financing Activities	75,945,983

Net Change in Cash	(102,896)
Beginning Cash Balance	1,057,928
Ending Cash Balance	$955,032

Supplemental Non-Cash Information:
Interest Paid	$1,336,915
Reinvested Dividends	$1,527,588

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Financial Highlights Founders Shares

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended June 30, 2025 (Unaudited)		For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period Ended December 31, 2021(1)
Net Asset Value, Beginning of Period	$9.62		$9.36	$9.16	$9.84	$10.00

From Operations:
Net Investment Income(2)	0.37		0.93	0.96	0.72	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.09		0.27	0.11	(0.68)	0.10
Total From Operations	0.46		1.20	1.07	0.04	0.37

Less Distributions:
Net Investment Income	(0.36)		(0.93)	(0.87)	(0.72)	(0.40)
Net Realized Gains	—		(0.01)	—	—	(0.13)
Total Distributions	(0.36)		(0.94)	(0.87)	(0.72)	(0.53)

Net Asset Value, End of Period	$9.72		$9.62	$9.36	$9.16	$9.84

Total Return(3)	4.90	%(4)	13.36%	12.24%	0.46%	3.70	%(4)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$135,826		$115,358	$76,904	$56,522	$57,679

Including Interest Expense:
Ratio of Gross Expenses to Average Net Assets	3.29	%(5)	3.75%	5.33%	4.98%	4.18	%(5)
Ratio of Net Expenses to Average Net Assets(6)	2.89	%(5)	2.92%	3.33%	2.93%	2.55	%(5)
Ratio of Net Investment Income to Average Net Assets	7.79	%(5)	9.67%	10.40%	7.55%	3.94	%(5)
Excluding Interest Expense:
Ratio of Gross Expenses to Average Net Assets	2.20	%(5)	2.63%	3.80%	4.19%	3.88	%(5)
Ratio of Net Expenses to Average Net Assets(6)	1.80	%(5)	1.80%	1.80%	2.14%	2.25	%(5)
Ratio of Net Investment Income to Average Net Assets	8.88	%(5)	10.79%	11.93%	8.34%	4.24	%(5)

Portfolio Turnover Rate	31	%(4)	53%	34%	30%	49	%(4)

____________

(1)     The Fund commenced operations April 16, 2021.

(2)     Based on average shares outstanding for the period.

(3)     Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(4)     Not annualized for periods of less than one year.

(5)     Annualized.

(6)     Effective September 29, 2022, the share expense cap was changed from 2.25% to 1.80% of average net assets.

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Financial Highlights Class I Shares

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended June 30, 2025 (Unaudited)		For the Year Ended December 31, 2024	For the Period Ended December 31, 2023(1)
Net Asset Value, Beginning of Period	$9.62		$9.36	$9.38

From Operations:
Net Investment Income(2)	0.37		0.92	0.83
Net Realized and Unrealized Gain	0.09		0.27	(0.05)
Total From Operations	0.46		1.19	0.78

Less Distributions:
Net Investment Income	(0.36)		(0.92)	(0.80)
Net Realized Gains	—		(0.01)	—
Total Distributions	(0.36)		(0.93)	(0.80)

Net Asset Value, End of Period	$9.72		$9.62	$9.36

Total Return(3)	4.86	%(4)	13.26%	8.76	%(4)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$150,313		$78,280	$17,365

Including Interest Expense:
Ratio of Gross Expenses to Average Net Assets	3.39	%(5)	3.85%	5.43	%(5)
Ratio of Net Expenses to Average Net Assets	2.99	%(5)	3.02%	3.43	%(5)
Ratio of Net Investment Income to Average Net Assets	7.69	%(5)	9.57%	10.48	%(5)
Excluding Interest Expense:
Ratio of Gross Expenses to Average Net Assets	2.30	%(5)	2.73%	3.90	%(5)
Ratio of Net Expenses to Average Net Assets	1.90	%(5)	1.90%	1.90	%(5)
Ratio of Net Investment Income to Average Net Assets	8.78	%(5)	10.69%	12.01	%(5)

Portfolio Turnover Rate	31	%(4)	53%	34	%(4)

____________

(1)     Reflects operations for the period from February 22, 2023 (commencement of operations) to December 31, 2023.

(2)     Based on average shares outstanding for the period.

(3)     Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(4)     Not annualized for periods of less than one year.

(5)     Annualized.

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Financial Highlights Class K Shares

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended June 30, 2025 (Unaudited)		For the Period Ended December 31, 2024(1)
Net Asset Value, Beginning of Period	$9.61		$9.64

From Operations:
Net Investment Income(2)	0.28		0.39
Net Realized and Unrealized Gain	0.14		0.04
Total From Operations	0.42		0.43

Less Distributions:
Net Investment Income	(0.32)		(0.45)
Net Realized Gains	—		(0.01)
Total Distributions	(0.32)		(0.46)

Net Asset Value, End of Period	$9.71		$9.61

Total Return(3)	4.40	%(4)	4.62	%(4)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$1		$1

Including Interest Expense:
Ratio of Gross Expenses to Average Net Assets	4.29	%(5)	4.75	%(5)
Ratio of Net Expenses to Average Net Assets	3.89	%(5)	3.92	%(5)
Ratio of Net Investment Income to Average Net Assets	6.79	%(5)	8.67	%(5)
Excluding Interest Expense:
Ratio of Gross Expenses to Average Net Assets	3.20	%(5)	3.63	%(5)
Ratio of Net Expenses to Average Net Assets	2.80	%(5)	2.80	%(5)
Ratio of Net Investment Income to Average Net Assets	7.88	%(5)	9.79	%(5)

Portfolio Turnover Rate	31	%(4)	53	%(4)

____________

(1)     Reflects operations for the period from July 17, 2024 (commencement of operations) to December 31, 2024.

(2)     Based on average shares outstanding for the period.

(3)     Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(4)     Not annualized for periods of less than one year.

(5)     Annualized.

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements June 30, 2025 (Unaudited)

1. ORGANIZATION

Forum Real Estate Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 5, 2021, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The primary investment objectives of the Fund are to maximize current income and preserve investor capital, with a secondary focus on long-term capital appreciation. The Fund offers four classes of shares: Founders Shares, which commenced operations on April 16, 2021; Class I Shares, which commenced operations on February 22, 2023; Class K Shares, formerly Class C Shares, which commenced operations on July 17, 2024; and Class M Shares, which are not available for purchase as of the date of this report. Forum Capital Advisors LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). Effective May 15, 2025, Nuveen Asset Management, LLC (“Nuveen”), an investment adviser registered under the Advisers Act, serves as the non-discretionary Sub-Adviser to the Fund. Prior to May 15, 2025, Janus Henderson Investors US LLC (“Janus”), an investment adviser registered under the Advisers Act, served as the non-discretionary Sub-Adviser to the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services — Investment Companies”.

Securities Valuation — Common and preferred equity securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined. Fixed-income securities, having a remaining maturity of greater than 60 days, are typically valued at the evaluated prices formulated by an independent pricing service. Each security type has a primary and secondary pricing source. If neither the primary nor any secondary pricing source can provide a price or logic to determine a price, the Valuation Designee (as defined below) will provide a fair value price for the security.

Fair Valuation Process — The 1940 Act requires a fund to value its portfolio investments using the market value of its portfolio securities when market quotations are “readily available” and, when a market quotation is not readily available or if the investment is not a security, by using the investment’s fair value as determined in good faith by the fund’s board. The Board of Trustees (“Board”) of the Fund has designated the Adviser to manage and implement the day-to-day valuation of the Fund’s portfolio investments, in accordance with valuation policies and procedures adopted by the Adviser and approved by the Board. In addition, pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” (“Valuation Designee”) to make fair value determinations for all of the Fund’s investments for which market quotations are not readily available. The Valuation Designee has established a Valuation Committee, which assists in carrying out the valuation of Fund holdings and performs fair value determinations pursuant to the standards and procedures set forth in such policies and procedures. The Valuation Designee may consult with the

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.

Fund investments are valued in accordance with ASC Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the FASB, which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date.

Investments that are listed or traded on an exchange and are freely transferrable, such as interests in public REITS or certain short-term investments, are Level 1 securities and valued at the closing price on the principal exchange on which the investment is listed or traded. Other investments for which market quotations are readily available will be valued using end-of-day pricing quotes obtained from an independent third-party fixed income pricing service on a daily basis.

Certain investments, such as CMBS, that are publicly traded but for which no readily available market quotations exist, are generally valued on the basis of information furnished by an independent pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such investments are classified as Level 2 securities as described below. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services, and any differences are reviewed in accordance with the valuation procedures. The Valuation Designee will utilize a number of factors to determine if the quotations are representative of fair value, including through comparison of prices to multiple sources and monitoring of significant valuation events. The Sub-Adviser may also provide relevant information to the Adviser in its capacity as Valuation Designee.

Securities that are not publicly traded or whose market prices are not readily available, as will be the case for a substantial portion of Private Mezzanine Loans and direct real estate equity investments, will initially be valued at acquisition cost until a fair value is determined by the Adviser in good faith pursuant to the policies adopted by the Adviser and approved by the Board, based on, among other things, the input of the Adviser and independent valuation firm(s) engaged to review the Fund’s investments. Such investments are classified as Level 3 securities as described below. The Adviser and independent valuation firm(s) will use a variety of approaches to establish the fair value of these investments in good faith. The approaches used will generally include widely recognized and utilized valuation approaches and methodologies, including an analysis of discounted cash flows, comparable credit spreads, publicly traded comparable companies and comparable transactions and will also consider recent transaction prices and other factors in the valuation. An independent, third-party valuation firm will generally review all of the Fund’s Level 3 investments on a semi-annual basis. On a more frequent basis, the third-party valuation firm may also provide a systematic pricing run valuation for the Fund’s Level 3 investments. The Valuation Designee will review the valuation information provided by the third-party valuation firm and value each Level 3 investment on a monthly basis, or more frequently as determined necessary or appropriate by the Valuation Committee.

The Valuation Designee provides the Board with reports on a quarterly basis, or more frequently if necessary, identifying valuation activity with respect to Level 1, Level 2, and Level 3 holdings in the Fund’s portfolio. Fair value determinations are based upon all available inputs that the Valuation Designee deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts for the investment, and valuations prepared by independent valuation firms.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

U.S. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 — Unadjusted quoted prices in active markets for identical and/or similar assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 — Other significant observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for similar investments or identical investments in an active market, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used as of June 30, 2025, for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Private Investments – Equity	$—	$—	$51,256,069	$51,256,069
Private Investments – Mezzanine Loans	—	—	30,953,371	30,953,371
Commercial Mortgage-Backed Securities	—	230,392,949	—	230,392,949
Short-Term Investments	12,298,812	—	—	12,298,812
	$12,298,812	$230,392,949	$82,209,440	$324,901,201
Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$—	$34,159,000	$—	$34,159,000
	$—	$34,159,000	$—	$34,159,000

There were no transfers between levels during the current period presented. It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2025:

Level 3 Investments	Fair Value as of June 30, 2025	Valuation Technique	Unobservable Inputs	Range of Inputs/Weighted Average	Impact to Valuation from an Increase in Input
Private Investments – Equity	$1,000,000	Market Approach	Broker Quote	N/A	N/A
Private Investments – Equity	50,256,069	Market Yield Analysis	Selected Market Spreads	12.00% to 16.25%/14.30%	Decrease
Private Investments – Mezzanine Loans	21,432,148	Market Yield Analysis	Selected Market Spreads	6.68% to 16.00%/9.12%	Decrease
Private Investments – Mezzanine Loans	9,521,223	Market Approach	Offer Price	N/A	N/A
Total Level 3 Investments	$82,209,440

The following is a reconciliation of assets and liabilities in which Level 3 inputs were used in determining value:

	Beginning balance January 1, 2025	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases	Sales or Repayments	Net realized gain (loss)	Accretion of Discount (Amortization of Premium)	Return of Capital	Change in net unrealized appreciation (depreciation)	Ending balance June 30, 2025
Private Investments – Equity	$34,490,679	$—	$—	$16,327,789	$(253,931)	$—	$23,968	$(6,471)	$674,035	$51,256,069
Private Investments – Mezzanine Loans	15,746,510	—	—	16,928,503	(2,405,640)	11,100	3,278	(5,720)	675,340	30,953,371
	$50,237,189	$—	$—	$33,256,292	$(2,659,571)	$11,100	$27,246	$(12,191)	$1,349,375	$82,209,440

The total change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments held on June 30, 2025 is $1,356,687.

Leverage — The Fund may use leverage to provide additional funds to support its investment activities.

The Fund primarily intends to enter into financing transactions using reverse repurchase agreements and commercial loans. A reverse repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

If a reverse repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the reverse repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Reverse repurchase agreements outstanding as of June 30, 2025 were as follows:

	Reverse Repurchase Agreements
	Remaining Contractual Maturity of the Agreements
Counterparty	Overnight and Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total	Rate
Lucid Management
Commercial Mortgage-Backed Securities	$—	$6,050,000	$—	$—	$6,050,000	5.11%
Commercial Mortgage-Backed Securities	—	3,350,000	—	—	3,350,000	5.21%
Commercial Mortgage-Backed Securities	—	7,201,000	—	—	7,201,000	5.36%
Royal Bank of Canada
Commercial Mortgage-Backed Securities	—	—	7,457,000	—	7,457,000	5.15%
Commercial Mortgage-Backed Securities	—	3,499,000	—	—	3,499,000	5.11%
Commercial Mortgage-Backed Securities	—	2,300,000	—	—	2,300,000	5.26%
Commercial Mortgage-Backed Securities	—	4,302,000	—	—	4,302,000	5.26%
Total Repurchase Agreements	$—	$26,702,000	$7,457,000	$—	$34,159,000

The Fund has entered into a commercial loan agreement with the Banc of California in the amount of $11,250,572 with a maturity date of December 1, 2026 and an interest rate of 1-Month Term SOFR + 3.750% which equals 8.062% as of June 30, 2025. This loan is tied to the Williams Village II Land Loan as disclosed in the Schedule of Investments.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Security Transactions and Investment Income — Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method. The Fund elected not to measure an allowance for credit losses for accrued interest receivables. Interest is not accrued and interest receivable is written off when deemed uncollectible.

Loan origination income is charged to the borrowers during loan originations. This income is received at the time of closing and then deferred to be recognized as non-interest income over the term of the loan. For the six months ended June 30, 2025, the Fund earned loan origination income of $39,292 and has $237,309 of unearned loan origination income. Earned loan origination income is included in the Interest Income amount in the Statement of Operations.

Federal Income Taxes — The Fund has elected to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to shareholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to shareholders, as long as the Fund

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

meets the minimum distribution requirements under the Code. The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2024, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund’s tax years since 2021 are open to examination as of June 30, 2025.

Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Distribution to Shareholders — Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution that for purposes of GAAP is composed of return of capital and net investment income may be subsequently re-characterized to also include capital gains. Shareholders will be informed of the tax characteristics of the distributions after the close of the 2025 fiscal year.

Indemnification — The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncements — In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations. The Fund’s class level total returns and expense ratios are disclosed in the Financial Highlights.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.

During the reporting period, as compensation for its services, the Fund paid to the Adviser a monthly advisory fee at an annual rate of 1.50% of its average daily Net Assets. Nuveen acts as the Fund’s non-discretionary Sub-Adviser and assists the Adviser in identifying and evaluating potential investments for the Fund. Nuveen is paid by the Adviser, and not by the Fund. For the six months ended June 30, 2025, the Adviser earned advisory fees of $1,774,912 as disclosed on the Statement of Operations.

The Adviser and the Fund have entered into an Expense Limitation Agreement (the “Agreement”) pursuant to which the Adviser has contractually agreed to waive its management fee and/or pay or reimburse the ordinary annual operating expenses of the Fund to the extent necessary to limit the Fund’s operating expenses to 2.80% of the Class K Shares average daily net assets, 1.90% of the Class I Shares average daily net assets, 2.55% of the Class M Shares average daily net assets, and 1.80% of the Founders Shares average daily net assets. Ordinary operating expenses include organization and offering costs, but exclude brokerage commissions and other similar transactional expenses, interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees (including commitment fees), taxes, litigation and indemnification expenses, judgments, and extraordinary expenses.

The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund under the Agreement for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause a Class’s operating expenses (after giving effect to the reimbursement) to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount. During the six months ended June 30, 2025, the Adviser waived advisory fees of $467,893 as disclosed on the Statement of Operations and did not recoup any expenses.

As of June 30, 2025, the Adviser may seek recoupment for previously waived or reimbursed fees and expenses, subject to the limitations noted above, no later than the dates and in no greater amounts than as outlined below:

Date of Expiration	Amount
December 31, 2028	$467,893
December 31, 2027	$1,169,161
December 31, 2026	$1,360,541
December 31, 2025	$1,202,561

The Fund has established a Shareholder Servicing Plan with respect to Class I Shares, Class K Shares and Class M Shares that allows the Fund to pay shareholder servicing fees to certain intermediaries with respect to Shareholders holding Class I Shares, Class K Shares or Class M Shares (as applicable). Under the Shareholder Servicing Plan, the Fund may pay to qualified recipients up to 0.10% on an

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES – (Continued)

annualized basis of the average daily net assets of the Fund attributable to Class I Shares and up to 0.25% on an annualized basis of the average daily net assets of the Fund attributable to Class K or Class M Shares (the “Shareholder Servicing Fee”). Because these fees are paid out of the assets of the Class I Shares, Class K Shares or the Class M Shares (as the case may be) on an ongoing basis, over time these fees will increase the cost of an investment in Class I Shares, Class K Shares or Class M Shares. Founders Shares are not subject to the Shareholder Servicing Fee. During the six months ended June 30, 2025, Class I and Class K Shareholders incurred $54,557 and $2 as disclosed on the Statement of Operations, respectively, of Shareholder Servicing Fees subject to the Fund’s Shareholder Servicing Plan.

The Fund has adopted a Distribution and Service Plan (the “Plan”) with respect to Class K Shares and Class M Shares consistent with the requirements of Rule 12b-1 under the Investment Company Act. Under the Plan the Fund is permitted to pay to the Distributor, or to other qualified recipients under the Plan, up to 0.75% on an annualized basis of the average daily net assets of the Fund attributable to Class K Shares and up to 0.50% on an annualized basis of the average daily net assets of the Fund attributable to Class M Shares (the “Distribution and Service Fee”). The Distribution and Service Fee is paid for the sale and marketing of the Class K Shares and Class M Shares and to reimburse the Distributor for related expenses incurred. The Distributor generally will pay all or a portion of the Distribution and Service Fee to Financial Intermediaries that sell Class K Shares and Class M Shares. Because the Distribution and Service Fees are paid out of the Fund’s assets attributable to Class K Shares and Class M Shares on an ongoing basis, over time they will increase the cost of an investment in Class K Shares and Class M Shares and may cost more than paying other types of sales charges. Class I Shares and Founders Shares are not subject to the Distribution and Service Fee. The Distribution and Service Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any of the Distribution and Service Fee for profit. All Distribution and Service Fees are held in a retention account by the Distributor to pay for and/or reimburse the Adviser for distribution-related expenditures. Founders Shares and Class I Shares are not subject to the Distribution and Service Fee. During the six months ended June 30, 2025, Class K Shareholders incurred $4 as disclosed on the Statement of Operations of Distribution and Service fees subject to the Fund’s Plan.

In addition, certain third parties provide services to the Fund as follows:

Foreside Financial Services, LLC (”Distributor”) — Foreside acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Fund and the Distributor. The Distributor may enter into agreements with selected broker-dealers, banks, or other financial intermediaries for distribution of shares of the Fund. For these services, the Distributor receives an annual fee from the Adviser. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-distribution agreements with the Distributor) from time to time in connection with the sale of Shares and/or the services provided to common shareholders.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES – (Continued)

A Trustee and certain officers of the Fund are affiliated with the Adviser.

In consideration of the services rendered by those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (“Independent Trustees”), the Fund pays each Independent Trustee an annual retainer in the amount of $40,000 payable quarterly. Trustees who are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf. Service fees paid by the Fund for the period ended June 30, 2025 are disclosed in the Statement of Operations as Chief Compliance Officer and Principal Financial Officer Fees.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services are reported on the Statement of Operations.

4. INVESTMENT TRANSACTIONS

The cost of purchases including payment of interest in-kind and proceeds from sales and paydowns of investment securities, other than U.S. Government securities and short-term investments, for the six months ended June 30, 2025, amounted to $165,191,487 and $76,075,929, respectively.

The Fund, the Adviser and certain other funds affiliated with the Adviser have been granted exemptive relief by the SEC that enables the Fund to engage in certain co-investment transactions with its affiliates. The exemptive relief is subject to certain conditions, such as that co-investments be made in a manner consistent with the Fund’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements, and are allocated fairly among participants. Accordingly, from time to time, the Fund may co-invest with other investment vehicles managed by the Fund’s Adviser or its affiliates, including by means of splitting loans, participating in loans or other means of syndicating loans. The Fund is not obligated to provide, nor has it provided, any financial support to the other managed investment vehicles. As such, the Fund’s risk is limited to the reported fair value of its investment in any such loan. As of June 30, 2025, there were three co-invested loans held by the Fund and an affiliate of the Fund.

5. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are fair valued as determined in good faith in accordance with procedures adopted by the Valuation Designee and approved by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
5. RESTRICTED SECURITIES – (Continued)

As of June 30, 2025, the Fund invested in the following restricted securities:

	Original Acquisition Date	Principal/ Units	Cost	Value	% of Net Assets
Advantis MCA FV, LLC	7/22/2022	627,590	$620,787	$627,590	0.2%
Advantis MCA Harbor, LLC	10/18/2022	617,154	611,434	617,154	0.2%
Ann Arbor Rambler Student Housing	11/20/2024	632,869	632,869	632,869	0.2%
Avondale Hills	12/10/2024	4,373,293	4,363,549	4,438,614	1.6%
Blackbird Group	1/24/2025	7,553,119	7,535,843	7,666,541	2.7%
CRIMSON DEVCO, LLC	12/17/2021	40	1,000,000	1,000,000	0.3%
Dawson Forest	4/25/2024	4,299,508	4,299,508	4,297,993	1.5%
GM Palace BTS	10/17/2024	11,556,588	11,481,570	11,605,899	4.0%
IOTA Multifamily Development	3/31/2022	1,052,807	1,047,336	1,045,444	0.4%
Lexington So Totowa, LLC	5/20/2022	1,934,813	1,924,727	1,934,813	0.7%
Madison Midtown	1/28/2025	6,669,323	6,612,420	6,831,795	2.4%
Royal Urban Renewal, LLC	9/29/2021	5,528,569	5,528,569	5,528,569	1.9%
Royal Urban Renewal, LLC	5/30/2024	2,057,841	2,057,841	2,057,841	0.7%
The Ivy Mezzanine Loan	4/29/2025	10,110,000	10,085,000	10,110,000	3.5%
The Marlowe Preferred Equity	9/25/2024	1,930,325	1,915,880	1,928,531	0.7%
The Villas at Sundance	6/13/2024	6,389,170	6,389,170	6,481,610	2.3%
Trent Development – Kerf Apartments Loan	9/23/2021	3,319,920	3,307,470	3,316,961	1.2%
UMD Rambler Vertical Mezzanine	4/4/2025	1,400,297	1,400,297	1,401,745	0.5%
Williams Village II Land Loan	3/3/2025	4,725,829	4,714,166	4,725,829	1.6%
Zephyr Preferred Equity	6/15/2023	5,959,642	5,919,720	5,959,642	2.1%
		80,738,697	$81,448,156	$82,209,440	28.7%

6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $321,708,092 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation	$4,714,606
Unrealized Depreciation	(1,521,497)
Net Unrealized Appreciation	$3,193,109

7. RISKS AND UNCERTAINTIES

General Risks of Investing in the Fund

Investment and Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
7. RISKS AND UNCERTAINTIES – (Continued)

generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

The success of the Fund’s investment activities will be affected by these general economic and market conditions. Additionally, environmental and public health risks, such as natural disasters or pandemics/epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. The U.S. stock and credit markets have experienced price volatility, dislocations, and liquidity disruptions in the past. Any future disruptions in the capital and credit markets will adversely affect the Fund’s ability to identify suitable investments, obtain financing and exit investments at the desired times and on terms favorable to the Fund, which in turn may adversely affect the Fund’s financial condition, results of operations, cash flow and ability to make distributions to shareholders.

Market risk also includes the risk that geopolitical events will disrupt the economy on a national or global level. Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even though the Fund will not have any direct exposure to Russian issuers or issuers in other countries affected by the invasion.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy. This could potentially lead to significant changes to current policies, treaties, and tariffs, and there continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S., which could, among other things, depress economic activity, result in inflation, or both, and any of these factors could have a material adverse effect on the Fund. These and future tariffs, as well as other global trade or supply chain developments, bring with them uncertainty, and the Adviser cannot predict future changes to U.S. tariff and trade policies.

Interest Rate Risk

The Fund’s investments will expose the Fund to interest rate risk, meaning that changes in prevailing market interest rates could negatively affect the value of such investments. Factors that can affect market interest rates include, without limitation, inflation, slow or stagnant economic growth or recession, unemployment, governmental monetary policies, and instability in financial markets. The Fund will periodically experience imbalances in the interest rate sensitivities of its assets and liabilities

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
7. RISKS AND UNCERTAINTIES – (Continued)

and the relationships of various interest rates to each other. In a changing interest rate environment, the Adviser might not be able to manage this risk effectively. If the Adviser is unable to manage interest rate risk effectively, the Fund’s performance could be adversely affected.

The Fund does not know how long the U.S. economy, financial markets and real estate markets and operations may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy, financial markets and real estate markets and operations. Those events also could have an acute effect on individual issuers or tenants or related groups of issuers or tenants. These risks also could adversely affect individual properties and investments, interest rates, secondary trading, risk of tenant defaults, decreased occupancy at our properties, credit risk, inflation, deflation and other factors that could adversely affect the Fund’s investments, net investment income and the net asset value of the Shares.

Risks of Investing in Real Estate-Related Investments

General Risks Relating to Real Estate-Related Debt and Preferred Equity Investments

The Fund expects to invest in a variety of real estate-related debt and preferred equity investments and will be subject to a variety of risks in connection with such investments. Any deterioration of real estate fundamentals generally, and in the United States in particular, could negatively impact the Fund’s performance by making it more difficult for entities in which the Fund invests to satisfy their debt payment obligations, increasing the default risk applicable to such borrowers and/or making it relatively more difficult for the Fund to generate attractive risk-adjusted returns. It is impossible to predict the degree to which economic conditions generally, and the conditions for real estate investing in particular, will improve or will deteriorate. Declines in the performance of the U.S. and global economies, the commercial real estate markets or in the commercial real estate debt markets could have a material adverse effect on the Fund’s investment strategy and performance.

Risks Relating to Commercial Real Estate (“CRE”) Debt Instruments

CRE debt instruments (e.g., mortgages, mezzanine loans and preferred equity) that are secured by commercial real estate, are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential properties. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of the property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things:

•      tenant mix and tenant bankruptcies;

•      success of tenant businesses;

•      property management decisions, including with respect to capital improvements, particularly in older building structures;

•      property location and condition;

•      competition from other properties offering the same or similar services;

•      changes in laws that increase operating expenses or limit rents that may be charged;

•      any need to address environmental contamination at the property;

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
7. RISKS AND UNCERTAINTIES – (Continued)

•      changes in national, regional, or local economic conditions, real estate values and/or rental occupancy rates;

•      changes in interest rates and in the state of the debt and equity capital markets, including diminished availability or lack of debt financing for commercial real estate;

•      changes in real estate tax rates and other operating expenses;

•      changes in governmental rules, regulations and fiscal policies, including environmental regulation;

•      seasonal and weather-related fluctuations in demand affecting the performance of certain properties, including real estate used in the hospitality industry;

•      decline in demand for real estate from increased use of e-commerce or other technological advances;

•      acts of God, terrorism, social unrest and civil disturbances, which may decrease the availability of or increase the cost of insurance or result in uninsured losses; and

•      adverse changes in zoning laws.

In addition, the Fund may be exposed to the risk of judicial proceedings with borrowers and entities in which it invests, including bankruptcy or other litigation, as a strategy to avoid foreclosure or enforcement of other rights by the Fund as a lender or an investor. In the event that any of the properties or entities underlying or collateralizing the Fund’s CRE Debt Investments experiences any of the foregoing events or occurrences, the value of, and return on, such investments could be materially and adversely affected.

Risks Related to Investments in Publicly Traded REITs

The Fund’s investments in the securities of publicly traded REITs will be subject to a variety of risks affecting those REITs directly. Share prices of publicly traded REITs may decline because of adverse developments affecting the real estate industry and real property values, including supply and demand for properties, the economic health of the country or of different regions, the strength of specific industries that rent properties and interest rates. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency and defaults by borrowers and tenants.

Risks Relating to Commercial Mortgage-Backed Securities

The Fund will invest a portion of its assets in pools or tranches of agency and non-agency CMBS. CMBS are securities that evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans. The collateral underlying CMBS generally consists of commercial mortgages on real property that has a multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels.

In a rising interest rate environment, the value of CMBS may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
7. RISKS AND UNCERTAINTIES – (Continued)

of CMBS may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying mortgage properties.

During periods of falling interest rates, the income received by the Fund may decline. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit the Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Agency CMBS are CMBS that are issued by a U.S. government agency such as the Government National Mortgage Association (“Ginnie Mae”) or a federally chartered corporation such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

Non-agency CMBS are securities that are not issued or guaranteed by a U.S. government agency or federally chartered corporation. Non-agency CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive payments only after the more senior classes have received all principal and/or interest to which they are entitled. The credit quality of non-agency CMBS depends on the securitization structure and the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties, the mortgage loan terms, such as amortization, market assessment and geographic location, construction quality of the property, and the creditworthiness of the borrowers. Accordingly, non-agency CMBS are subject to the credits risks of the issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to the Fund.

Risks Relating to Subordinated Debt Investments

To the extent that the Fund acquires subordinated or “mezzanine” debt investments, the Fund does not anticipate having absolute control over the underlying collateral because the Fund will be dependent on third-party borrowers and agents and will have rights that are subordinate to those of senior lenders. The Fund’s subordinated or mezzanine debt interests may be in real estate companies and real estate-related companies and properties whose capital structures may have significant leverage ranking ahead of the Fund’s investment. While the Adviser anticipates that the Fund’s investments will usually benefit from the same or similar financial and other covenants as those enjoyed by the leverage ranking ahead of the Fund and will usually benefit from cross default provisions, some or all of such terms may not be part of particular investments. The Adviser anticipates that the Fund’s usual security for these types of investments will be pledges of ownership interests, directly and/or indirectly, in a property-owning entity, and in many cases the Fund may not have a mortgage or other direct security interest in the underlying real estate assets. Moreover, it is likely that the Fund will be restricted in the exercise of its rights in respect of these types of investments by the terms of subordination agreements between it and the leverage ranking ahead of the Fund’s capital.

Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all and there can be no assurance that the rate of return objectives of the Fund or any particular investment will be achieved. To protect its original investment and to gain greater control over the underlying assets, the Fund may need to elect to purchase the interest of a senior creditor or take an equity interest in the underlying assets, which may require additional investment by the Fund.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
7. RISKS AND UNCERTAINTIES – (Continued)

Risks Relating to Mezzanine Loans

The mezzanine loans in which the Fund may invest may include loans secured by one or more direct or indirect ownership interests in a company, partnership or other entity owning, operating or controlling, directly or through subsidiaries or affiliates, one or more properties. Although not secured by the underlying real estate, mezzanine loans share certain of the characteristics of subordinate loan interests described above. It is expected that the properties owned by such entities are or will be subject to existing mortgage loans and other indebtedness. As with subordinate commercial mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying properties and, therefore, is subject to similar considerations and risks, including certain of the considerations and risks described herein. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. The entity ownership interests securing the mezzanine loans may represent only partial interests in the related real estate company and may not control either the related real estate company or the underlying property. As a result, the effective realization on the collateral securing a mezzanine loan in the event of default may be limited.

Mezzanine loans may also involve certain additional considerations and risks. For example, the terms of mezzanine loans may restrict transfer of the interests securing such loans (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing a mezzanine loan or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.

Risks Relating to Commercial Mortgage Loans

Commercial mortgage loans have certain distinct risk characteristics. Mortgage loans on commercial properties generally lack standardized terms, which may complicate their structure and increase due diligence costs. Commercial mortgage loans also tend to have shorter maturities than single-family residential mortgage loans and are generally not fully amortizing, which means that they may have a significant principal balance or “balloon” payment due on maturity. Mortgage loans with a balloon payment involve a greater risk to a lender than fully amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to fully refinance the loan or to sell the property securing the loan at a price sufficient to permit the borrower to make the balloon payment. The ability of a borrower to effect a refinancing or sale will be affected by a number of factors, including the value of the property, the level of available mortgage rates at the time of sale or refinancing, the borrower’s equity in the property, the financial condition and operating history of the property and the borrower, tax laws, prevailing economic conditions and the availability of credit for loans secured by the specific type of property.

Commercial mortgage loans generally are non-recourse to borrowers. In the event of foreclosure on a commercial mortgage loan, the value at that time of the collateral securing the mortgage loan may be less than the principal amount outstanding on the mortgage loan and the accrued but unpaid interest thereon.

General Risks of Direct Investments in Real Estate

To a lesser degree, the Fund may invest in equity ownership interests in real estate as part of its investment strategy, including through the Workout process described above. The yields available from equity investments in real estate depend on the amount of income earned and capital appreciation

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
7. RISKS AND UNCERTAINTIES – (Continued)

generated by a property, as well as the expenses incurred in connection therewith. Accordingly, the performance of these investments is subject to the risks affecting cash flow, expenses, capital appreciation, and, to the extent the investments are leveraged, the risks incident to borrowing funds, including risks associated with changes in the general economic climate, changes in the overall real estate market, local real estate conditions, the financial condition of tenants, buyers and sellers of properties, supply of or demand for competing properties in an area, technological innovations that dramatically alter space and demand requirements, the availability of financing, changes in interest rates and mortgage availability, inflation, inventory availability and demand, taxes, competition based on rental rates, energy and supply shortages, various uninsured and uninsurable risks, government regulations, environmental laws and regulations, zoning laws, environmental claims arising in respect of real estate acquired with undisclosed or unknown environmental problems or as to which inadequate reserves had been established, changes in the relative popularity of property types and locations, risks due to dependence on cash flow and risks and operating problems arising out of the presence of certain construction materials, force majeure, acts of war (declared and undeclared), terrorist acts, strikes and other factors which are beyond the control of the Fund. In addition, rising interest rates could make alternative interest-bearing and other investments more attractive and, therefore, potentially lower the relative value of any existing real estate investments. Furthermore, there can be no assurance that there will be tenants for the Fund’s properties.

8. CAPITAL STOCK

The minimum initial investments are $25,000,000, $10,000, $10,000 and $10,000 for the Founders Shares, Class I Shares, Class K Shares and Class M Shares, respectively. The minimum subsequent investments are $5,000, $1,000, $1,000 and $1,000 for the Founders Shares, Class I Shares, Class K Shares and Class M Shares, respectively, except for purchases pursuant to the dividend reinvestment policy. The Fund reserves the right to waive investment minimums. The Fund’s shares are offered for sale on a continuous basis at the net asset value (“NAV”) per share calculated on each regular business day, which is any day the New York Stock Exchange is open for business.

As an interval fund, the Fund has adopted a fundamental policy requiring it to make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each quarterly repurchase offer will be for at least 5% and up to 25% of the Fund’s shares at NAV. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding shares for each quarterly offer, the Fund expects to offer to repurchase 5% of the Fund’s outstanding shares at the applicable NAV per share, subject to approval by the Board. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 and no more than 42 calendar days before the repurchase request deadline (i.e., the date by which shareholders can submit their request for their shares to be redeemed in response to a repurchase offer). During the six months ended June 30, 2025, the Fund had repurchases, pursuant to Rule 23c-3 of the 1940 Act, in the amount of $8,376,821, $2,698,695, and $0 per share for the Founders Shares, Class I Shares, and Class K Shares, respectively.

9. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended December 31, 2024, was as follows:

Distributions paid from:	2024
Ordinary income	$14,305,927
Capital gains	252,259
Total	$14,558,186

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) June 30, 2025 (Unaudited)
10. COMMITMENT AND CONTINGENCIES

At December 31, 2024, the Fund had capital loss carryforwards of $0, after reducing capital gains recognized in 2024.

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments.

The Fund’s unfunded commitments as of June 30, 2025 are as follows:

	Fair Value of Existing Investments at June 30, 2025	Unfunded Commitments
Advantis MCA FV, LLC	$627,590	$601,982
Advantis MCA Harbor, LLC	617,154	515,778
Ann Arbor Rambler Student Housing	632,869	4,814,895
GM Palace BTS(1)	11,605,899	3,289,324
The Marlowe Preferred Equity	1,928,531	162,779
Mercantile Lofts(1)	—	10,000,000
UMD Rambler Vertical Mezzanine	1,401,745	8,599,703
Williams Village II Land Loan	4,725,829	2,961,152
	$21,539,617	$30,945,613

____________

(1)    As of June 30, 2025, a commitment has been made for this investment but have not yet been funded by the Fund.

11. SUBSEQUENT EVENTS

Subsequent events are those that occur after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact from subsequent events requiring adjustment or disclosure in the financial statements other than as noted below:

On July 30, 2025, the Fund paid a distribution to shareholders of record as of July 29, 2025 in the amount of $820,081, $941,976, and $1,454 per share for the Founders Shares, Class I Shares, and Class K Shares, respectively.

FORUM REAL ESTATE INCOME FUND Approval of Continuance of Investment Management Agreement and Sub-Advisory Agreement

Approval of Non-Discretionary Sub-Advisory Agreement

At a meeting held on April 28, 2025, the Board of Trustees (the “Board”), including a majority of the Independent Trustees, considered and unanimously approved a new non-discretionary sub-advisory agreement with Nuveen Asset Management, LLC (“Nuveen”) (the “Nuveen Agreement”). The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Nuveen Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Nuveen Agreement.

In addition to the Nuveen Agreement, the Trustees also approved the proposed interim non-discretionary sub-advisory agreement with Nuveen (the “Interim Sub-Advisory Agreement”) to be effective on or about May 15, 2025. The Trustees considered that the prior sub-advisory agreement (the “Prior Sub-Advisory Agreement”) with Janus Henderson Investments US, LLC will be terminated, consistent with its terms, effective on or before May 16, 2025. The Trustees considered that the Nuveen Agreement is subject to approval by both the Trustees and shareholders of the Fund and that, in order to obtain shareholder approval, the Fund must convene a shareholder meeting and, due to the time required to convene such a meeting, shareholder approval of the Nuveen Agreement would not occur until after the termination of the Prior Sub-Advisory Agreement. To avoid disruption of the Fund’s investment management program, the Trustees considered that the Interim Sub-Advisory Agreement will remain in effect until the first to occur of the approval of the Nuveen Agreement by shareholders or 150 days after the effective date of the Prior Sub-Advisory Agreement, unless sooner terminated by the Board or Nuveen. The Trustees considered that the Interim Sub-Advisory Agreement does not require separate approval by shareholders. The considerations and conclusions discussed in connection with the Trustees’ consideration of the Nuveen Agreement also apply to the Trustees’ consideration of the Interim Sub-Advisory Agreement, supplemented by consideration of the terms, nature and reason for the Interim Sub-Advisory Agreement.

In making the recommendation that shareholders vote for approval of the Nuveen Agreement, the Board reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the nature, extent and quality of services to be provided by Nuveen. They considered the experience and expertise of Nuveen, including its broad sub-advisory business and its extensive capabilities in real estate and, in particular, the CMBS sector. The Trustees considered Nuveen’s ability to scale to the Fund’s needs as the Fund strives towards meaningful growth. The Trustees concluded the nature, extent and quality of services to be provided by Nuveen to the Fund were satisfactory, and that there was a reasonable basis on which to conclude that the Fund is likely to benefit from the non-discretionary sub-advisory services to be provided by Nuveen under the Nuveen Agreement.

Investment Performance. The Trustees considered that while Nuveen has not managed accounts in the styles similar to those used to manage the Fund, and thus is unable to provide applicable performance information, the Trustees noted the experience of the portfolio managers at Nuveen who would be principally involved in providing non-discretionary sub-advisory services to the Fund. It was the consensus of the Trustees that it was reasonable to conclude that employing Nuveen would be in the best interests of the Fund.

FORUM REAL ESTATE INCOME FUND Approval of Continuance of Investment Management Agreement and Sub-Advisory Agreement (Continued)

Economies of Scale. The Trustees considered whether the Fund would benefit from economies of scale. The Trustees noted that the fee schedule in the investment management agreement does not include breakpoints and that the Fund has an expense limitation agreement in place. The Trustees noted that the fee schedule in the Nuveen Agreement includes breakpoints.

The Trustees concluded that the Fund’s overall fee arrangement, which the Trustees review annually, reflects the ability to capture economies of scale.

Cost of Services. The Trustees considered the fees payable to Nuveen under the Nuveen Agreement. The Trustees considered that the Fund would not pay Nuveen directly and that all fees paid to Nuveen would be paid by FCA out of the fees paid to FCA under the terms of an investment management agreement. The Trustees noted that the sub-advisory fee will not affect the Fund’s expenses. In light of the foregoing, and in their business judgment, the Trustees found that the proposed sub-advisory fee appeared reasonable for the non-discretionary management of the Fund’s portfolio.

Profitability. The Trustees considered information concerning the costs to be incurred and profits expected to be realized by Nuveen. The Trustees determined that profits expected to be realized by Nuveen were not unreasonable.

Fall-out Benefits. The Trustees discussed direct or indirect “fall-out benefits” and concluded that the character and amount of potential fall-out benefits to Nuveen were consistent with the types of benefits generally derived by sub-advisers to funds.

Conclusion. The Trustees, having requested and received such information from the Adviser and Nuveen as they believed reasonably necessary to evaluate the terms of the Nuveen Agreement, with the Independent Trustees having met in executive session with management and, separately, with independent counsel, determined that the approval of the Nuveen Agreement is in the best interests of the Fund and its shareholders.

Approval of Continuance of Investment Management Agreement

At a meeting held on May 14, 2025, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the continuance of the Investment Management Agreement between the Adviser and the Fund (the “Management Agreement”).

In advance of the meeting, the Board had requested, and the Adviser had provided, certain information related to the Adviser and the terms of the proposed Management Agreement. The Board also considered information that had been provided at the April 28, 2025 special meeting of the Board related to the changes in the sub-advisory arrangement for the Fund.

In the course of consideration of the approval of the Management Agreement, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards applicable to their consideration of the Management Agreement. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser and also met separately with their independent legal counsel.

In considering the approval of the continuance of the Management Agreement and reaching their conclusions with respect to the Management Agreement, the Trustees took note of relevant judicial precedent and regulations adopted by the Securities and Exchange Commission that set forth the factors to be considered by the Trustees when deciding to approve an investment advisory agreement.

FORUM REAL ESTATE INCOME FUND Approval of Continuance of Investment Management Agreement and Sub-Advisory Agreement (Continued)

These factors include, but are not limited to, the following: (1) the nature, extent, and quality of the services to be provided to the Fund; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

The Trustees, including the Independent Trustees, considered a variety of factors, including those described below. The Trustees also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Trustees also had an opportunity to meet in executive session and separately with compliance personnel to discuss the materials presented and any compliance issues raised by the Adviser’s presentation.

Nature, Extent and Quality of Services. The Trustees considered materials provided by the Adviser regarding the nature, extent and quality of the services provided to the Fund by the Adviser, including an overview of the Adviser and the personnel that perform services for the Fund. The Trustees considered the qualifications, background, and responsibilities of the individuals at the Adviser who oversee the day-to-day investment management and operations of the Fund and its service providers.

Performance. The Trustees considered information relating to the Fund’s and the Adviser’s performance. The Trustees considered the performance of the Fund for the one- and three-year periods ended March 31, 2025, as compared to peer funds. The Trustees noted that the Fund had outperformed most of its peers for the one- and three-year periods. The Trustees also noted that the Fund had underperformed its benchmark for the one-year period and outperformed its benchmark for the three-year period. The Trustees further considered that the Fund was recently organized, and that additional time was necessary to evaluate the Fund’s performance.

Fees and Expenses. The Trustees next considered information regarding the Fund’s expense ratio and its various components, including the management fee for the Fund. The Trustees noted that the investment strategy of the Fund was fairly differentiated from strategies that are currently available in the marketplace and there were a limited number of comparable funds. The Trustees compared the Fund’s fees, expenses, and overall expense ratio to expense information for peer funds. The Trustees also noted that the Adviser had agreed to an expense limitation agreement under which it will waive its management fee and/or pay or reimburse the ordinary annual operating expenses of the Fund to the extent necessary to limit the operating expenses of each class of the Fund, excluding certain “excluded expenses”.

Profitability. The Trustees considered the Adviser’s profitability for the period since the Fund’s inception, the costs of managing the Fund, and other information provided by the Adviser regarding its financial condition. The Trustees considered the Adviser’s overall financial condition and noted that the Fund was currently operating at a loss to the Adviser, which was consistent with the Adviser’s original business plan.

Economies of Scale. The Trustees considered whether the Adviser currently realizes economies of scale with respect to its management of the Fund. The Trustees also considered that the Fund may expect to achieve economies of scale as the Fund continues to grow and that the Board will reevaluate whether such economics exist from time to time.

Fall-out Benefits. The Trustees then considered the Adviser’s statements at the meeting regarding direct or indirect “fall-out benefits” to the Adviser as a result of its relationship with the Fund. The Trustees noted that the main benefit is reputational.

FORUM REAL ESTATE INCOME FUND Approval of Continuance of Investment Management Agreement and Sub-Advisory Agreement (Continued)

Conclusion. The Trustees, having requested and received such information from the Adviser as they believed reasonably necessary to evaluate the terms of the Management Agreement, with the Independent Trustees having met in executive session with management and, separately, with independent counsel, determined that the Management Agreement should be approved for an additional one-year term.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that the approval of the continuance of the Management Agreement is in the best interests of the Fund and its shareholders.

Forum Real Estate Income Fund

PRIVACY NOTICE (Unaudited)

The Forum Real Estate Income Fund (the “Fund”, “we”, “our”, “us”) respects your right to privacy. We are committed to maintaining the confidentiality and integrity of nonpublic personal information. We want our investors and prospective investors to understand what information we collect and how we use it. “Nonpublic personal information” is defined as personally identifiable information about you. We do not sell your personal information, and we do not disclose it to anyone except as permitted or required by law or as described in this notice.

CONFIDENTIALITY & SECURITY

We take our responsibility to protect the privacy and confidentiality of investors’ and prospective investors’ information very seriously. We maintain appropriate physical, electronic, and procedural safeguards to guard nonpublic personal information. Our network is protected by firewall barriers, encryption techniques, and authentication procedures, among other safeguards, to maintain the security of your information. We provide this Privacy Notice to investors at the start of new relationships and annually after that. We continue to adhere to the practices described herein after investors’ accounts close. Furthermore, vendors with access to nonpublic personal information undergo an annual due diligence verification process to ensure their informational safeguards adhere to our strict standards.

WHY WE COLLECT YOUR INFORMATION

The Forum Real Estate Income Fund gathers information about our investors and their accounts to (1) know investors’ identities and thereby prevent unauthorized access to confidential information; (2) design and improve the products and services we offer to investors; and (3) comply with the laws and regulations that govern us.

HOW WE PROTECT YOUR INFORMATION

To fulfill our privacy commitment for prospective, current, and former investors, the Forum Real Estate Income Fund has safeguards in place to protect nonpublic personal information. Safeguards include, but are not limited to:

•      Policies and procedures to protect your nonpublic information and comply with federal and state regulations; and

•      Contractual agreements with third-party service providers to protect your nonpublic personal information.

FORUM REAL ESTATE INCOME FUND Privacy Notice (Unaudited) (Continued)

INFORMATION WE COLLECT

The Forum Real Estate Income Fund is required by industry guidelines to obtain personal information about you in providing investment management services to you. We use this information to manage your account, direct your financial transactions, and provide you with valuable information about the assets we manage for you. We gather information from documents you provide to us, forms that you complete, and personal interviews. This information may include:

•      Your name, address, and social security number;

•      Proprietary information regarding your beneficiaries;

•      Information regarding your earned wages and other sources of income;

•      The composition and value of your managed portfolio;

•      Historical information we receive and maintain relating to transactions made on your behalf by the Forum Real Estate Income Fund, your custodian, or others; and

•      Information we receive from your institutional financial advisor, investment consultant, or other financial institutions with whom the Forum Real Estate Income Fund has a relationship and/or with whom you may be authorized us to gather and maintain such information.

SHARING INFORMATION WITH NON-AFFILIATED THIRD PARTIES

We only disclose nonpublic investor information to non-affiliated third parties (e.g. investor’s custodian or broker) without prior investor consent when we believe it necessary to conduct our business or as required or permitted by law such as:

•      If you request or authorize the disclosure of the information;

•      To provide investor account services or account maintenance;

•      To respond to regulatory authorities, a subpoena or court order, judicial process, or law enforcement;

•      To perform services for the Fund, or on its behalf, to maintain business operations and services;

•      To help us to prevent fraud;

•      With attorneys, accountants, and auditors of the Fund; and

•      To comply with federal, state, or local laws, rules, and other applicable legal requirements.

We do not sell your information and do not make any disclosure of investor nonpublic personal information to other companies who may want to sell their products or services to you.

OPT-OUT NOTICE

If, at any time in the future, it is necessary to disclose any investor personal information in a way that is inconsistent with this notice, the Forum Real Estate Income Fund will provide you with proper advanced notice of the proposed disclosure so that you will have the opportunity to either opt-in or opt-out of such disclosure, as required by applicable law.

If you have any questions about this Privacy Notice, please contact the Forum Real Estate Income Fund at 1-303-501-8860.

FORUM REAL ESTATE INCOME FUND Additional Information (Unaudited)

PROXY VOTING POLICY

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-303-501-8860, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30 are available without charge upon request by calling toll-free 1-303-501-8860, or on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Fund will file its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. These filings will be available upon request by calling 1-303-501-8860. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

Results of Solicitation of Consents

Shareholders of record of the Fund at the close of business on the record date, April 28, 2025, were entitled to notice of the consent solicitation and to consent to each of the proposals listed below.

The Notice of Solicitation of Consents and accompanying Consent Solicitation Statement requested that the holders of the outstanding shares of the Fund to take action on the following proposals (the “Proposals”) that require shareholder approval. The Proposals were voted on at a special meeting of shareholders held on June 20, 2025. The results of the vote are as follows:

1.     To approve a proposed non-discretionary sub-advisory agreement between Forum Capital Advisors LLC and Nuveen Asset Management LLC.

Proposal 1
Consent (C)	13,282,935
Consent Withheld (CW)	221,539
Abstain (A)	5,736,807
Total Received	19,241,281
Outstanding	26,513,519

2.     To elect (a) Darren Fisk as an interested trustee of the Fund and (b) Brien Biondi, (c) Julie Cooling and (d) Jay Hummel as independent trustees of the Fund, each for an indefinite term.

	Proposal 2a	Proposal 2b	Proposal 2c	Proposal 2d
Consent (C)	18,752,683	18,349,363	18,409,503	18,436,983
Consent Withheld (CW)	170,184	441,185	374,544	377,667
Abstain (A)	318,414	450,733	457,234	426,631
Total Received	19,241,281	19,241,281	19,241,281	19,241,281
Outstanding	26,513,519	26,513,519	26,513,519	26,513,519

FORUM REAL ESTATE INCOME FUND Additional Information (Unaudited) (Continued)

DIVIDEND REINVESTMENT

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of shares will be automatically reinvested by the Fund in additional shares of the corresponding class, which will be issued at the net asset value per share determined as of the ex-dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Fund’s administrator at UMB Bank, n.a., 1010 Grand Boulevard, Kansas City, Missouri 64106.

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

INVESTMENT ADVISER
Forum Capital Advisors, LLC
240 Saint Paul Street, Suite 400
Denver, Colorado 80206

INVESTMENT SUB-ADVISER
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606

ADMINISTRATOR
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

FUND COUNSEL
Morrison & Foerster LLP
370 Seventeenth Street
Denver, CO 80208-5638

INDEPENDENT TRUSTEE COUNSEL
Ropes & Gray LLP
191 North Wacker Drive, 32nd Floor
Chicago, IL 60606-4302

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
CohnReznick LLP
1 S. Wacker Drive, Suite 3550
Chicago, Illinois 60606

CUSTODIAN
UMB Bank, n.a.
1010 Grand Boulevard
Kansas City, Missouri 64106

DISTRIBUTOR
Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

(b)    There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual reports.

Item 6. Investments

(a)     Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Renumeration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to semi-annual reports.

Item 13. Portfolio Managers of Closed-end Management Investment Companies

(a)(1) Portfolio Manager

All information included in this item is as of June 30, 2025, unless otherwise noted.

Jason Brooks

Jason Brooks, Head of Debt at Forum Capital Advisors LLC since May 2025 and Portfolio Manager of the Fund since June 2025, is responsible for overseeing and managing all aspects of debt-related investments and strategies for the Fund, the Adviser, FREG and their respective affiliated or related entries (“Forum”). Mr. Brooks brings over

22 years of experience in capital markets, real estate securities, and investment management to Forum. Prior to joining Forum, Mr. Brooks was a Portfolio Manager and Global Securitized Products Analyst at Janus Henderson, where he spent more than 12 years conducting research and making investment recommendations across Janus’s fixed income strategies. Before that, Mr. Brooks served as a Director at TIAA, where he led CMBS research and supported fixed income mutual fund investments. Earlier in his career, he was an Associate at Gramercy Capital Corp, responsible for asset selection and surveillance of real estate securities, including leadership on both cash and synthetic CDO issuances. Mr. Brooks holds a Bachelor of Business Administration in Finance from the College of William & Mary and an MBA in Finance from Fordham Gabelli School of Business.

(a)(2)Other Accounts Managed by Portfolio Manager

As of June 30, 2025, Jason Brooks was responsible for the management for the following types of accounts in addition to the Fund:

Name	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fees is Based on Performance	Total Assets for Which Advisory Fees is Based on Performance
Jason Brooks	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

(a)(3)Compensation of Portfolio Managers and Potential Conflicts of Interest

Compensation of the Portfolio Manager:    The Portfolio Manager receives fixed annual base compensation. They also receive an annual discretionary bonus that varies based upon the achievement of specific goals, which are typically with respect to total firm growth, production of investment ideas/research, as well as delivery of quality client service.

Potential Conflicts of Interest:    The Adviser and the Sub-Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund. The Fund has no interest in these activities. The Adviser, the Sub-Adviser, and the investment professionals, who on behalf of the Adviser or the Sub-Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts or other accounts of the Sub-Adviser. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

In addition, the Adviser may earn additional fees or reimbursement of expenses from certain borrowers in connection with the structuring of certain investments negotiated by the Adviser or its affiliates. While such are not borne directly or indirectly by the Fund nor will its returns be directly or indirectly impacted by such payments, the receipt of such fees could create a conflict of interest with the Adviser.

(a)(4)Dollar Range of Securities Owned as of June 30, 2025

Portfolio Manager	Dollar Range of the Registrant’s Securities owned by the Portfolio Manager
Jason Brooks	$50,001 – $100,000

(b)    See updates to Items (a)(1), (a)(2), (a)(3), and (a)(4) above.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures

(a)     The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits

(a)     (1)     Code of Ethics. Not applicable to semi-annual reports.

(2)    Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable to semi-annual reports.

(3)    Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4)    Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5)    Change in the registrant’s independent public accountant. Not applicable.

(b)    Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Forum Real Estate Income Fund
By:	/s/ Edie Suhr
Title:	Edie Suhr, President
Date:	September 8, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edie Suhr
Title:	Edie Suhr, President
Date:	September 8, 2025
By:	/s/ Derek Mullins
Title:	Derek Mullins, Principal Financial Officer/Treasurer
Date:	September 8, 2025